Exhibit 99.1

First Watch Restaurant Group, Inc. to Host Inaugural Investor Day on Thursday, November 12th to Share Strategic Growth Vision
Acceleration of Free Cash Flow Generation Provides Greater Optionality for Capital Allocation Opportunities

BRADENTON, Fla. — November 9, 2026 — First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, is hosting its Inaugural Investor Day on Thursday, November 12th in Boston, Mass. beginning at 8:30 AM ET.

Investor Day Webcast

Interested parties may join the audio webcast and view the accompanying presentation here:

•https://investors.firstwatch.com/news-and-events/events

The webcast and accompanying presentation will be archived shortly after the event has concluded.

Management Commentary

"Our Investor Day will offer investors a deeper look at what makes First Watch distinctive and why we are confident in the significant opportunity ahead. Our strategy combines the strength of our leadership in Daytime Dining with substantial whitespace for restaurant growth and an increasingly powerful cash flow model. We see a clear path to more than 2,200 restaurants across the continental U.S. while, beginning next year, we expect our robust cash flow to self-fund organic growth and maintenance capital expenditures and accelerate free cash flow generation. That combination gives us the opportunity to extend our leadership in a category we have helped define, continue investing in growth and create meaningful long-term shareholder value,” said Chris Tomasso, CEO and President of First Watch.

“Our annual growth targets through 2028 strike an optimized balance between new unit growth and free cash flow. We are on track to open 62 systemwide restaurants in 2026 and approximately 55 in 2027, retaining flexibility on annual openings in the following years. This measured shift builds on our strong foundation, supports positive and improving free cash flow, reinforces our balance sheet, and gives us greater flexibility in how we deploy capital. Importantly, our confidence in our long-term growth opportunity and earnings power remains unchanged and, towards the end, we recently raised our outlook for annual Adjusted EBITDA growth to greater than 15% for 2027 and 2028,” he concluded.

Annual Growth Targets Through 2028

•Same Restaurant Sales growth of 2% to 4%(1)
•Total Revenue growth of 10% to 13%
•G&A Expense growth lower than Total Revenue growth
•Adjusted EBITDA growth of 15%+
•Positive Free Cash Flow beginning in 2027 and increasing each year
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(1) Includes positive underlying same-restaurant traffic, net of planned sales transfer from new restaurant growth.

Definitions
The following definitions apply to these terms as used in this release:
Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the comparable restaurant base, which we define as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”). For the thirteen and thirty-nine weeks ended September 27, 2026 and September 28, 2025, there were 454 restaurants and 381 restaurants, respectively, in our Comparable Restaurant Base. Measuring our same-restaurant sales growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors to provide a consistent comparison of restaurant sales results and trends across periods within our core, established restaurant base, unaffected by results of store openings, closings, and other transitional changes.
Same-restaurant traffic growth: the percentage change in year-over-year traffic counts using the Comparable Restaurant Base. Measuring our same-restaurant traffic growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors because same-restaurant traffic provides an indicator as to the development of our brand and the effectiveness of our marketing strategy.
Adjusted EBITDA: a non-GAAP measure, represents Net income (loss) before depreciation and amortization, interest expense, income taxes and items that we do not consider in our evaluation of ongoing core operating performance.
Free Cash Flow: a non-GAAP measure, represents Cash Flow from Operations minus capital expenditures.
About First Watch
First Watch is the leading Daytime Dining concept serving made-to-order breakfast, brunch and lunch using the freshest ingredients available. Guided by its “Follow the Sun” culinary philosophy, First Watch's chef-driven menu rotates multiple times per year to feature the highest-quality flavors at their peak, offering elevated executions of classic favorites, fresh juices like the Kale Tonic, and fan favorites such as the Lemon Ricotta Pancakes, Quinoa Power Bowl and signature Million Dollar Bacon. For every kid’s meal served, First Watch proudly donates a portion to organizations and causes making a positive impact in our communities – raising millions to date. A recipient of many “Best Breakfast” and “Best Brunch” awards, First Watch was voted #1 Best Breakfast by Newsweek’s Readers’ Choice Awards 2025, and also named 2025 and 2024’s #1 Most Loved Workplace® in America by the Best Practice Institute – an accolade most recently featured in The Wall Street Journal – after appearing on the list in 2022 and 2023, as well. With a commitment to quality, hospitality and community, First Watch is redefining Daytime Dining across more than 680 restaurants in 33 states. For more information, visit www.firstwatch.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,”

“outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance and statements discussing our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include:

•our vulnerability to changes in consumer preferences and economic conditions such as inflation and recession;
•our inability to successfully open new restaurants or establish new markets;
•our inability to effectively manage our growth;
•potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants in existing markets;
•a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located;
•lower than expected same-restaurant sales growth;
•unsuccessful marketing programs and limited time new offerings;
•changes in the cost of food;
•unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants;
•our inability to compete effectively for customers;
•our vulnerability to food safety and food-borne illness concerns;
•unsuccessful financial performance of our franchisees;
•our limited control over our franchisees’ operations;
•our inability to maintain good relationships with our franchisees and conflicts of interest with our franchisees;
•the geographic concentration of our system-wide restaurant base in the southeast portion of the United States;
•damage to our reputation and negative publicity;
•our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media and artificial intelligence;
•our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients;
•information technology system failures or breaches of our network security;
•our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection;
•our potential liability with our gift cards under the property laws of some states;
•our failure to enforce and maintain our trademarks and protect our other intellectual property;
•litigation with respect to intellectual property assets;
•our dependence on our executive officers and certain other key employees;
•our inability to identify, hire, train and retain qualified individuals for our workforce;
•our failure to obtain or to properly verify the employment eligibility of our employees;
•our failure to maintain our corporate culture as we grow;
•unionization activities among our employees;
•employment and labor law proceedings;
•labor shortages or increased labor costs or health care costs;
•risks associated with leasing property subject to long-term and non-cancelable leases;
•risks related to our sale of alcoholic beverages;

•costly and complex compliance with federal, state and local laws, including trade and tax policies;
•changes in accounting principles applicable to us;
•our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism;
•our inability to secure additional capital to support business growth;
•our level of indebtedness;
•failure to comply with covenants under our credit facility; and
•uncertainty regarding the Russia and Ukraine war, war and unrest in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events.

See Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K as of and for the year ended December 28, 2025 (“2025 Form 10-K”) for a further description of these and other factors. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statement made by us in this press release speaks only as of the date hereof and is expressly qualified in its entirety by these cautionary statements. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact

Steven L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact

Jenni Glester
407-864-5823
jglester@firstwatch.com
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